UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2013

Oaktree Capital Group, LLC (Exact name of registrant as specified in its charter)

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California		90071
(Address of principal executive offices)		(Zip Code)
(213) 830-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations.
On February 14, 2013, Oaktree Capital Group, LLC (the “Company”) filed a Current Report on Form 8-K (the “Original Current Report”) to issue its press release announcing its financial results for the fourth quarter and year ended December 31, 2012. The description under Item 2.02 “Results of Operations” in the Original Current Report incorrectly referred to the Company's financial results for the third quarter ended September 30, 2012. This Current Report on Form 8-K/A is being filed to correct such description to reference the fourth quarter and year ended December 31, 2012. A copy of the press release was attached as Exhibit 99.1 to the Original Current Report, and such press release has not changed.
The information in this Item 2.02 is “furnished” but not “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Forward-Looking Statements
This Current Report contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, which reflect the current views of the Company with respect to, among other things, its future results of operations and financial performance. In some cases, you can identify forward-looking statements by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable or similar words. These statements identify prospective information. Important factors could cause actual results to differ, possibly materially, from those indicated in these statements. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Such forward-looking statements are subject to risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including, but not limited to, changes in the Company’s anticipated revenue and income, which are inherently volatile; changes in the value of the Company’s investments; the pace of the Company’s raising of new funds; the timing and receipt of and impact of taxes on carried interest; distributions from and liquidation of the Company’s existing funds; changes in the Company’s operating or other expenses; the degree to which the Company encounters competition; and general economic and market conditions. The factors listed in the section captioned “Risk Factors” in the Company’s prospectus dated April 11, 2012, which was filed with the SEC on April 12, 2012 in accordance with Rule 424(b) of the Securities Act, and in Part II, Item 1A in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, each of which is accessible on the SEC’s website at www.sec.gov, provide examples of risks, uncertainties and events that may cause the Company’s actual results to differ materially from the expectations described in its forward-looking statements.
Forward-looking statements speak only as of the date of this Current Report. Except as required by law, the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2013	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ David M. Kirchheimer
Name: David M. Kirchheimer
Title: Chief Financial Officer, Chief Administrative Officer and Principal

2